                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                     Form 8-K

                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      November 29, 2004
                                                _____________________________

                                 ALICO, INC.
___________________________________________________________________________
(Exact name of registrant as specified in its charter)

Florida                           0-261                           59-0906081
_____________________________________________________________________________
(State or other jurisdiction     (Commission                  (IRS Employer
           of incorporation)      File Number)            Identification No.)

Post Office Box 338, La Belle, Florida                             33975
_____________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code      (863) 675-2966
                                                    _________________________


Item 5.      Other events.

             Incorporated by reference is a press release issued by the
Registrant on November 29, 2004, attached as Exhibit 01, announcing a record date and the time and place for the annual shareholders meeting.

Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release announcing announcing a record date and the time and place for the annual shareholders meeting.

                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALICO, INC.
                                             (Registrant)

       /s/ W. BERNARD LESTER
November 29, 2004                         By________________________________
__________________            W. Bernard Lester, President
Date               (Signature)

EXHIBIT INDEX

Exhibit
Number Description

01          Press release issued November 29, 2004

NEWS RELEASE

November 29, 2004

National Circuit

La Belle, Florida

Mr. John R. Alexander, Chairman of Alico, Inc. (ALCO), a La Belle, Florida Agribusiness Company,
announced today that the Board of Directors of Alico, Inc., at its meeting on November 22, 2004, set January 11, 2005, as the record date for shareholders eligible to vote at the Company’s annual meeting on February 11, 2005.

The meeting will be held on the campus of Florida Gulf Coast University,
10501 FGCU Boulevard South,
Fort Myers, Florida 33965 at 10:00 a.m.

For further information contact:   W. Bernard Lester
La Belle, Florida
(863) 675-2966